Exhibit 32


CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                           PURSUANT TO
                     18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Scott Emerson Lybbert, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of TGFIN Holdings, Inc. on Form 10-QSB for the fiscal quarter ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of TGFIN Holdings, Inc.


                           By:  /s/ Scott Emerson Lybbert
                           Name: Scott Emerson Lybbert
                           Title: Chief Executive Officer





I, Scott Emerson Lybbert, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of TGFIN Holdings, Inc. on Form 10-QSB for the fiscal quarter ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of TGFIN Holdings, Inc.


                           By: /s/ Scott Emerson Lybbert
                           Name: Scott Emerson Lybbert
                           Title: Chief Financial Officer